(MULTICURRENCY -- CROSS BORDER)

                                      ISDA
                  International Swap Dealers Association, Inc.


                                MASTER AGREEMENT

                               dated June 28, 2006

CHARTER MAC ORIGINATION TRUST I        AND             CENTERBROOK FINANCIAL LLC
         ("PARTY A")                                           ("PARTY B")


have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: --

1.   INTERPRETATION


(a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.   OBLIGATIONS

(a)  GENERAL CONDITIONS.

     (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement

     (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.


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(b)  CHANGE OF ACCOUNT.  Either  party may change its  account  for  receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)  NETTING. If on any date amounts would otherwise be payable:--

     (i)  in the same currency; and

     (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)  DEDUCTION OR WITHHOLDING FOR TAX.

     (i) GROSS-UP. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--


          (1)  promptly notify the other party ("Y") of such requirement;

          (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

          (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

          (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

               (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

               (B)  the  failure  of a  representation  made  by Y  pursuant  to
               Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.


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



     (ii) Liability. If: --

          (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

          (2)  X does not so deduct or withhold; and

          (3) a liability resulting from such Tax is assessed directly against X,

     then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) DEFAULT INTEREST; OTHER AMOUNTS. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.   REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a)  BASIC REPRESENTATIONS.

     (i) STATUS. It is duly organized and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

     (ii) POWERS. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorize such execution, delivery and performance;

     (iii) NO VIOLATION OR CONFLICT. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (iv) CONSENTS. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

     (v) OBLIGATIONS BINDING. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) ABSENCE OF CERTAIN EVENTS. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.


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



(c) ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) PAYER TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) PAYEE TAX REPRESENTATIONS. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.   AGREEMENTS

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) FURNISH SPECIFIED INFORMATION. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

     (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

     (ii) any other documents specified in the Schedule or any Confirmation; and

     (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) MAINTAIN AUTHORIZATIONS. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) COMPLY WITH LAWS. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) TAX AGREEMENT. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) PAYMENT OF STAMP TAX. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organized, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.   EVENTS OF DEFAULT AND TERMINATION EVENTS

(a) EVENTS OF DEFAULT. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--


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



(i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

(ii) BREACH OF AGREEMENT. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

(iii) Credit Support Default.

     (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

     (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

     (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

(iv) MISREPRESENTATION. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

(v) DEFAULT UNDER SPECIFIED TRANSACTION. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

(vi) CROSS DEFAULT. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

(vii) BANKRUPTCY. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party: --

     (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B)


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     is not dismissed,  discharged,  stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress,
     execution,  attachment,   sequestration  or  other  legal  process  levied,
     enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter;
     (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action
     in  furtherance   of,  or  indicating  its  consent  to,  approval  of,  or
     acquiescence in, any of the foregoing acts; or

(viii) MERGER WITHOUT ASSUMPTION. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer: --

     (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

     (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) TERMINATION EVENTS. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:--

     (i) ILLEGALITY. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party): --

          (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

          (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

     (ii) TAX EVENT. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

     (iii) TAX EVENT UPON MERGER. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or


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     transferring all or substantially  all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

     (iv) CREDIT EVENT UPON MERGER. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

     (v) ADDITIONAL TERMINATION EVENT. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) EVENT OF DEFAULT AND ILLEGALITY. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default..

6.   EARLY TERMINATION

(a) RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)  RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

     (i) NOTICE. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

     (ii) TRANSFER TO AVOID  TERMINATION  EVENT.  If either an Illegality  under
     Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

     If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

     Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

     (iii) TWO AFFECTED PARTIES. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

     (iv) Right to Terminate. If: --

          (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

          (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)  EFFECT OF DESIGNATION.

     (i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

     (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)  CALCULATIONS.

     (i) STATEMENT. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

     (ii) PAYMENT DATE. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

     (i) EVENTS OF DEFAULT. If the Early Termination Date results from an Event of Default: --

          (1) FIRST METHOD AND MARKET QUOTATIOn. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

          (2) FIRST METHOD AND LOSS. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

          (3) SECOND METHOD AND MARKET QUOTATIOn. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

          (4) SECOND METHOD AND LOSS. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

     (ii) TERMINATION EVENTS. If the Early Termination Date results from a Termination Event: --

          (1) ONE AFFECTED PARTY. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

          (2)  TWO AFFECTED PARTIES. If there are two Affected Parties: --

               (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

               (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

          If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

     (iii) ADJUSTMENT FOR BANKRUPTCY. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

     (iv) PRE-ESTIMATE. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.   TRANSFER

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that: --

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.   CONTRACTUAL CURRENCY

(a) PAYMENT IN THE CONTRACTUAL CURRENCY. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) JUDGMENTS. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) SEPARATE INDEMNITIES. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) EVIDENCE OF LOSS. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.   MISCELLANEOUS

(a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) AMENDMENTS. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) SURVIVAL OF OBLIGATIONS. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)  COUNTERPARTS AND CONFIRMATIONS.

     (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

     (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall he entered into as soon as practicable and may he executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.  OFFICES; MULTIBRANCH PARTIES

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.  EXPENSES

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.  NOTICES

(a) EFFECTIVENESS. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

     (i) if in writing and delivered in person or by courier, on the date it is delivered;

     (ii) if sent by telex, on the date the recipient's answerback is received;

     (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

     (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

     (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) CHANGE OF ADDRESSES. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.  GOVERNING LAW AND JURISDICTION

(a) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) JURISDICTION. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

     (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

     (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment  thereof  for the time  being in force)  nor will the  bringing  of
Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) SERVICE OF PROCESS. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) WAIVER OF IMMUNITIES. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.  DEFINITIONS

As used in this Agreement:--

"ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

"AFFECTED PARTY" has the meaning specified in Section 5(b).

"AFFECTED TRANSACTIONS" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"AFFILIATE" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"APPLICABLE RATE" means:--

(a) IN RESPECT OF OBLIGATIONS PAYABLE OR DELIVERABLE (OR WHICH WOULD HAVE BEEN BUT FOR SECTION 2(A)(III)) BY A DEFAULTING PARTY, THE DEFAULT RATE;

(b) IN RESPECT OF AN OBLIGATION TO PAY AN AMOUNT UNDER SECTION 6(E) OF EITHER PARTY FROM AND AFTER THE DATE (DETERMINED IN ACCORDANCE WITH SECTION 6(D)(II)) ON WHICH THAT AMOUNT IS PAYABLE, THE DEFAULT RATE;

(c) IN RESPECT OF ALL OTHER OBLIGATIONS PAYABLE OR DELIVERABLE (OR WHICH WOULD HAVE BEEN BUT FOR SECTION 2(A)(III)) BY A NON-DEFAULTING PARTY, THE NON-DEFAULT RATE; AND

(d)  IN ALL OTHER CASES, THE TERMINATION RATE.

"BURDENED PARTY" has the meaning specified in Section 5(b).

"CHANGE IN TAX LAW" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"CONSENT" includes a consent, approval, action, authorization, exemption, notice, filing, registration or exchange control consent.

"CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

"CREDIT SUPPORT DOCUMENT" means any agreement or instrument that is specified as such in this Agreement.

"CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

"DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY TERMINATION DATE" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"EVENT OF DEFAULT" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE TAX" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organized, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"LAW" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "LAWFUL" and "UNLAWFUL" will be construed accordingly.

"LOCAL BUSINESS DAY" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section  2(b),  in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"LOSS" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"MARKET QUOTATION" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"NON-DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

"OFFICE" means a branch or office of a party, which may be such party's head or home office.

"POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"REFERENCE MARKET-MAKERS" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"RELEVANT JURISDICTION" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organized, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"SCHEDULED PAYMENT DATE" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"SET-OFF" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"SETTLEMENT AMOUNT" means, with respect to a party and any Early Termination Date, the sum of: --

(e)  THE  TERMINATION  CURRENCY  EQUIVALENT  OF THE MARKET  QUOTATIONS  (WHETHER
POSITIVE OR NEGATIVE) FOR EACH TERMINATED TRANSACTION OR GROUP OF TERMINATED TRANSACTIONS FOR WHICH A MARKET QUOTATION IS DETERMINED; AND

(f) SUCH PARTY'S LOSS (WHETHER POSITIVE OR NEGATIVE AND WITHOUT REFERENCE TO ANY UNPAID AMOUNTS) FOR EACH TERMINATED TRANSACTION OR GROUP OF TERMINATED TRANSACTIONS FOR WHICH A MARKET QUOTATION CANNOT BE DETERMINED OR WOULD NOT (IN THE REASONABLE BELIEF OF THE PARTY MAKING THE DETERMINATION) PRODUCE A COMMERCIALLY REASONABLE RESULT.

"SPECIFIED ENTITY" has the meanings specified in the Schedule.

"SPECIFIED INDEBTEDNESS" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"SPECIFIED TRANSACTION" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"TAX" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

"TERMINATED TRANSACTIONS" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"TERMINATION CURRENCY" has the meaning specified in the Schedule.

"TERMINATION CURRENCY EQUIVALENT" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"TERMINATION EVENT" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"TERMINATION RATE" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"UNPAID AMOUNTS" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

          IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

CENTERBROOK FINANCIAL LLC,                      CHARTER MAC ORIGINATION TRUST I,
a Delaware limited liability company            a Delaware statutory trust

By: CENTERBROOK HOLDINGS LLC,                   By: CHARTERMAC CAPITAL LLC,
    its managing member                             its Manager


         By: /S/ JAMES SPOUND                       By: /S/ ROBERT LEVY
             ----------------                           ---------------
       Name:  James D. Spound                     Name:  Robert L. Levy
      Title:   President                         Title:    Senior Vice President

(MULTICURRENCY-CROSS BORDER)



                                    SCHEDULE
                                     TO THE
                                MASTER AGREEMENT
                            DATED AS OF JUNE 28, 2006
                                     BETWEEN
                         CHARTER MAC ORIGINATION TRUST I
                                   ("PARTY A")
                                       AND
                            CENTERBROOK FINANCIAL LLC
                                   ("PARTY B")


PART 1:   TERMINATION PROVISIONS AND CERTAIN OTHER MATTERS

(a)       "SPECIFIED ENTITY" means, in relation to Party A, for the purpose of:

          SECTION 5(A)(V), none;

          SECTION 5(A)(VI), none;

          SECTION 5(A)(VII), none; and

          SECTION 5(B)(IV), none;

and, in relation to Party B, for the purpose of:

          SECTION 5(A)(V), none;

          SECTION 5(A)(VI), none;

          SECTION 5(A)(VII), none; and

          SECTION 5(B)(IV), none.

(b)       "SPECIFIED TRANSACTION," not applicable.

(c)       "SPECIFIED INDEBTEDNESS," not applicable.

(d)       The  "BREACH  OF  AGREEMENT,"   "MISREPRESENTATION,"   "DEFAULT  UNDER
SPECIFIED TRANSACTION" and "Cross-Default" provisions of Section 5(a)(ii), (iv),
(v) and (vi) will not apply to Party A or Party B.

(e) The "TAX EVENT," "TAX EVENT UPON MERGER," "CREDIT EVENT UPON MERGER" and "ADDITIONAL TERMINATION EVENT" provisions of Section 5(b)(ii), (iii), (iv) and (v) will not apply to Party A or Party B.

(f) The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a) will not apply to Party A or Party B.

(g)       PAYMENTS   ON  EARLY   TERMINATION.   Except   as  set  forth  in  any
Confirmation, upon the occurrence of an Early Termination Date, Loss and First Method shall apply.

(h)       "TERMINATION CURRENCY" means United States Dollars.

(i)       "ADDITIONAL TERMINATION EVENT," as set forth in any Confirmation.

PART 2:   TAX REPRESENTATIONS

(a) PAYER TAX REPRESENTATIONS. For the purposes of Section 3(e), each party, when acting as payer, hereby makes the following representation:

          It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, or any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment to be made by it to the other party under this Agreement. In making this representation, it may rely on the satisfaction of the agreement of the other party contained in Section 4(a)(i) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i).

(b) PAYEE TAX REPRESENTATIONS. For the purposes of Section 3(f), neither party, when acting as payee, makes any representations.

PART 3:   AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents:

(a) Party A and Party B will deliver the forms and/or documents described in Section 4(a)(iii) upon reasonable demand by the other party.

(b)       Other documents to be delivered are:


   PARTY REQUIRED                                                                                       COVERED BY
     TO DELIVER                      FORM/DOCUMENT/                        DATE BY WHICH               SECTION 3(D)
      DOCUMENT                        CERTIFICATE                         TO BE DELIVERED             REPRESENTATION
   --------------                    -------------                        ---------------             --------------
Party B                   Custody Agreement, dated as of June       Prior to or concurrently               No
                          16, 2006 (the "Custody Agreement"),       with execution and delivery
                          between Charter Mac Equity Issuer         of this Agreement
                          Trust, as Depositor, and Deutsche
                          Bank National Trust Company, as
                          Custodian (the "Custodian")

Party B                   ISDA Master Agreement, Schedule           Prior to or concurrently               No
                          thereto and Confirmation thereunder,      with execution and delivery
                          entered into by and between Party B       of this Agreement
                          and the Custodian

Party B                   Opinion of counsel satisfactory to        Upon execution and delivery            No
                          Party A                                   of this Agreement

Party A                   Opinion of counsel satisfactory to        Upon execution and delivery            No
                          Party B                                   of this Agreement

Party A                   Any form or document required or          As soon as practicable                 No
                          reasonably requested in order to          after demand
                          allow a party to make payments under
                          each Transaction without deduction or
                          withholding for or on account of any
                          Tax or with such deduction or
                          withholding at a reduced rate.


PART 4:   MISCELLANEOUS

(a)       ADDRESS FOR NOTICES. For the purpose of Section 12(a):

Address for notice or communications to Party A:

          Charter Mac Origination Trust I
          625 Madison Avenue, Fifth Floor
          New York, NY 10022
          Attention:  Robert L. Levy
          Phone:   (212) 317-5712
          Fax:     (212) 751-3550

Address for notice or communications to Party B:

          Centerbrook Financial LLC
          625 Madison Avenue
          4th Floor
          New York, NY  10022
          Attention:  James D. Spound
          Phone:   (212) 521-6371
          Fax:     (212) 751-3550

Any notice relating to a particular Transaction will be delivered to the address or facsimile number specified in the Confirmation of such Transaction.

(b)       PROCESS AGENT. For the purpose of Section 13(c):

          Party A appoints as its Process Agent: Not applicable.
          Party B appoints as its Process Agent: Not applicable.

(c)       OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)       MULTIBRANCH PARTY. For the purpose of Section 10(c):

          Party A is not a Multibranch Party.
          Party B is not a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f) CREDIT SUPPORT DOCUMENT. With respect to Party A, the ISDA Credit Support Annex (including Paragraph 13 - Elections and Variables) entered into by and between Party A and Party B; and with respect to Party B: not applicable.

(g) CREDIT SUPPORT PROVIDER. With respect to Party A and Party B: not applicable.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

(i) NETTING OF PAYMENTS. Payments under any Transactions will not be netted and the provisions of Section 2(c) will be inapplicable to this Agreement.

(j)       "AFFILIATE" will have the meaning specified in Section 14.

(k) NO GROSS-UP FOR PARTY B. Section 2(d) of this Agreement shall not apply to Party B and Party B shall not be obligated to gross up any payments to Party A pursuant thereto.

PART 5:   OTHER PROVISIONS

(a) SOURCE OF PAYMENT. Notwithstanding any other provisions of this Agreement, payments due from Party A to Party B are limited to amounts available therefor under the Credit Support Annex, dated as of June 28, 2006, by and between Party A and Party B and which may be used for such purpose pursuant to the terms of such Credit Support Annex.

(b) CONFIRMATIONS. For each Transaction entered into hereunder, Party A and Party B will execute and deliver a Confirmation. Each Confirmation supplements, forms part of and will be read and construed as one with this Agreement. Each Confirmation will relate to one Transaction and will be independent of all other Confirmations.

(C) WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(d) TELEPHONIC RECORDING. Each party (i) consents to the recording of the telephone conversations of trading, marketing and operations personnel of the parties and their Affiliates in connection with this Agreement or any potential Transaction, and (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

(e) ELIGIBLE CONTRACT PARTICIPANT. Each party represents to the other party (which representation will be deemed to be repeated on each date on which a Transaction is entered into) that it is an "eligible contract participant" within the meaning of Section 1a(12) of the Commodity Exchange Act.

(f)  RELATIONSHIP  BETWEEN  PARTIES.  The  following   representation  shall  be
inserted as a new Section 3(g) of this Agreement:

     (g) RELATIONSHIP BETWEEN PARTIES. Absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction, each party represents to the other party that:

               (i) NON-RELIANCE. It has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

               (ii) ASSESSMENT AND UNDERSTANDING. In the case of Party A, it is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

               (iii) STATUS OF PARTIES. In the case of Party A, the other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

(g) ABSENCE OF LITIGATION. Section 3(c) of this Agreement is amended by deleting the words "or, to its knowledge, threatened" in the first line thereof.

(h) NO RIGHT OF SET-OFF. There will be no right of set-off exercisable by either party under this Agreement.

(i) NATURE OF OBLIGATIONS. Party A's obligations under this Agreement are binding upon and against it, irrespective of any insolvency, bankruptcy, assignment for the benefit of creditors or readjustment of the debts of, or other similar events or proceedings affecting, any other Person (including, but not limited to, any Refinance Entity set forth in any Confirmation or any Affiliate of such Reference Entity), or any action by any trustee or receiver in any court in any such proceeding or any allegation of invalidity of this Agreement in any such proceeding.

Accepted and agreed:


CENTERBROOK FINANCIAL LLC,                   CHARTER MAC ORIGINATION TRUST I,
a Delaware limited liability company         a Delaware statutory trust

By: CENTERBROOK HOLDINGS LLC,                By: CHARTERMAC CAPITAL LLC,
    its managing member                          its Manager

         By: /S/ JAMES SPOUND                          By: /S/ ROBERT LEVY
             ----------------                              ---------------
       Name: James D. Spound                         Name: Robert L. Levy
      Title: President                              Title: Senior Vice President

                    CONFIRMATION FOR COLLATERAL SUPPORT SWAP



Date:    June 28, 2006
To:      CENTERBROOK FINANCIAL LLC
From:    CHARTER MAC ORIGINATION TRUST I
RE:      Credit Derivative Transaction with Pay-As-You-Go or Physical Settlement
--------------------------------------------------------------------------------



          The purpose of this letter (the "Confirmation") is to confirm the terms and conditions of the Credit Derivative Transaction relating to a certain tax exempt multifamily housing revenue bond reference obligations entered into between Charter Mac Origination Trust I ("Party A") and Centerbrook Financial LLC ("Party B") on the Trade Date specified below (the "Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

          The definitions and provisions contained in the 2003 ISDA Credit Derivatives Definitions (the "Credit Derivatives Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Credit Derivatives Definitions and this Confirmation, this Confirmation shall govern.

          This Confirmation supplements, forms a part of, and is subject to, the ISDA Master Agreement, Schedule and Credit Support Annex, each dated as of June 28, 2006, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

          References in this Confirmation to the "Reference Obligation" shall be to the terms of the Reference Obligation (as defined below) set out in the Underlying Instruments (as defined below) as amended from time to time unless otherwise specified below.

The terms of the Transaction to which this Confirmation relates are as follows:

1.   GENERAL TERMS:

     Trade Date:                          June 28, 2006

     Effective Date:                      June 28, 2006

     Scheduled Termination Date:          Sixty  days  after the last  Reference
                                          Obligation   Put   Date,  subject   to
                                          adjustment  in  accordance   with  the
                                          Following Business Day Convention.

Termination Date:        The last to occur of:

                         (a) the last  Floating Rate Payer Payment Date;

                         (b) the last Delivery Date;

                         (c)  the last Additional Fixed Amount Payment Date; and

                         (d)  the  Scheduled Termination Date.

Floating Rate Payer:     Party A (the "Seller").

Fixed Rate Payer:        Party B (the "Buyer").

Calculation Agent:       Party A

Calculation Agent City:  New York, New York

Business Day:            Notwithstanding any provision of the Credit Derivatives
                         Definitions to the contrary, for purposes of this Transaction, "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

Business Day Convention: Following  (which,  with the exception of the Effective
                         Date, and the period end date of each Fixed Rate Payer Calculation Period, shall apply to any date referred to in this Confirmation that falls on a day that is not a Business Day).

Reference Entities:      The Obligor on and Issuer of each Reference Obligation.

Reference Obligations:   Each bond or other reference  obligation subject to any
                         "Confirmation"  referred  to and  pursuant  to the ISDA
                         Master  Agreement  between  Party B and  Deutsche  Bank
                         National Trust Company dated as of June 16, 2006, 2006, as amended, supplemented or otherwise modified from time to time.

                         Section 2.30 of the Credit Derivatives Definitions will not apply to this Transaction. If, prior to the occurrence of a Credit Event, a Reference Obligation ceases to exist such that no further payments are or can become due and payable by the Reference Entity in respect of the Reference Obligation, this Transaction will terminate as to such Reference Obligation.

Successor:               Section 2.1 of the Credit  Derivatives  Definitions  is
                         hereby  modified by deleting the words "or a New Credit
                         Derivative  Transaction as determined  pursuant to such
                         Section 2.2" at the end thereof. Section 2.2 of the Credit Derivatives Definitions is hereby deleted in its entirety and the following inserted in place thereof:

                         "SECTION 2.2 SUCCESSOR. "Successor" means in relation to the Reference Entity a direct or indirect successor to the Reference Entity that, without contravening the provisions of the Reference Obligation, assumes liability in respect of the Reference Obligation by way of merger, consolidation, amalgamation, transfer or otherwise, whether by operation of law or pursuant to any agreement, as determined by the Calculation Agent (after consultation with Buyer and Seller)."

Reference Price:         100%

Reference Obligation
Payment Date:            The date on which scheduled payments of interest on and
                         principal  of  a  Reference   Obligation  are  due  and
                         payable,  including the Reference  Obligation Put Date.

Reference Obligation
Notional Amount:         On the Effective Date, the Outstanding Principal Amount
                         of each Reference Obligation.

                         Following the Effective Date, the Reference Obligation Notional Amount will be:

                         (i) decreased on each day on which a Principal  Payment
                             is made by the relevant Principal Payment Amount;

                         (ii) decreased on the day, if any, on which a Principal
                              Shortfall   occurs   by   the   relevant Principal
                              Shortfall Amount; and

                         (iii) decreased on each Delivery Date by an amount equal to the relevant Exercise Amount;

                         provided that if the Reference Obligation Notional Amount would be less than zero, it shall be deemed to be zero.

Initial Payment:         Not  applicable

2.   FIXED PAYMENTS:

Fixed Rate Payer:        Buyer

Fixed Rate Payer
Period  End Dates:       From and after the  Effective  Date,  each  December 1,
                         without Business Day Convention modification.

Fixed Rate Payer
Payment Dates:           From and after the Effective Date, each December 1.

Fixed Amount:            With respect to any Fixed Rate Payer  Payment  Date, an
                         amount equal to $10,000.

Additional Fixed Amount
Payment Dates:           The third day after  the  occurrence  of an  Additional
                         Fixed Payment Event.

Additional Fixed
Payments:                Following the occurrence of an Additional Fixed Payment
                         Event in respect of the Reference Obligation, Buyer shall pay the relevant Additional Fixed Amount to Seller on the related Additional Fixed Amount Payment
                         Date.

Additional Fixed Payment
Event: The occurrence on or after the Effective Date and on or before the day that is one calendar year after the later of the Termination or the Scheduled Termination Date of a Principal Shortfall Reimbursement or an Interest Shortfall Reimbursement.

Additional Fixed Amount: With respect to each  Additional  Fixed Amount  Payment
                         Date, an amount equal to the sum of:

                         (a)  the  Principal  Shortfall   Reimbursement  Payment
                              Amount (if any); and

                         (b) the Interest Shortfall Reimbursement Payment Amount
                             (if any).

3.   FLOATING PAYMENTS:

Floating Rate Payer:     Seller

Floating Rate Payer
Payment Dates:           In  relation  to a  Floating  Amount  Event,  the third
                         Business  Day  after   delivery  of  a  notice  by  the
                         Calculation  Agent to the  parties or a notice by Buyer
                         to Seller that the  Floating  Amount Event has occurred
                         and the related  Floating  Amount is due and showing in
                         reasonable   detail  how  such   Floating   Amount  was
                         determined.

Floating Payments:       If a Floating Amount Event occurs, then on the relevant
                         Floating Rate Payer Payment Date, Seller will pay the relevant Floating Amount to Buyer. For the avoidance of doubt, the Conditions to Settlement are not required to be satisfied in respect of a Floating Payment.

Floating Amount Event:   A Principal Shortfall or an Interest Shortfall.

Floating Amount:         With respect to each  Floating Rate Payer Payment Date,
                         an amount equal to the sum of:

                         (a) the relevant Principal Shortfall Payment Amount (if
                             any); and

                         (b) the relevant Interest  Shortfall Payment Amount (if
                             any).

Conditions to
Settlement:              Credit Event Notice

                             Notifying Party:    Buyer

                         Notice of Physical Settlement

                             Notifying Party:    Buyer or Seller

                         provided that if the Calculation Agent has previously delivered a notice to the parties or Buyer has previously delivered a notice to Seller pursuant to the definition of "Floating Rate Payer Payment Dates" above in respect of a Floating Amount Event, the only Condition to Settlement with respect to any Credit Event shall be a Notice of Physical Settlement.

                         The parties agree that with respect to the Transaction and notwithstanding anything to the contrary in the Credit Derivatives Definitions:

                         (a) the  Conditions to  Settlement  may be satisfied on
                             more than one occasion;

                         (b) multiple Physical Settlement Amounts may be payable
                             by Seller;

                         (c) Buyer or Seller, when providing a Notice of Physical Settlement, must specify an Exercise Amount;

                         (d) if Buyer  or  Seller  has  delivered  a  Notice  of
                             Physical Settlement that specifies an Exercise Amount that is less than the Reference Obligation

                             Notional Amount as of the date on which such Notice of Physical Settlement is delivered
                             (calculated as though Physical Settlement in respect of all previously delivered Notices of Physical Settlement has occurred in full), the rights and obligations of the parties under the Transaction shall continue and Buyer or Seller may deliver additional Notices of Physical Settlement with respect to such Reference Obligation and with respect to the initial Credit Event or with respect to any additional Credit Event at any time thereafter;

                         (e) any Notice of Physical Settlement shall be delivered no later than 30 calendar days after the Termination Date nor no later than 30 days before the Scheduled Termination Date; and

                         (f) So long as Seller is timely making Floating Payments with respect to a Reference Obligation, any Notice of Physical Delivery delivered by Buyer shall be effective only with the prior written consent of Seller.

                         (g) It shall be an additional  Condition to Settlement,
                             for any Settlement initiated by Seller, that Seller shall have posted either cash or collateral acceptable to Buyer equal to the Physical Settlement Amount.

                         Section 3.2(d) of the Credit Derivatives Definitions is amended to delete the words "that is effective no later than thirty calendar days after the Event Determination Date".

Credit  Events:          The  following   Credit  Events  shall  apply  to  this
                         Transaction (and the first sentence of Section 4.1 of the Credit Derivatives Definitions shall be amended accordingly):

                         Failure to Pay:
                               Payment Requirement: U.S. $1.00 (one U.S. dollar)

                         Obligation Acceleration:
                               Default Requirement: U.S. $1.00 (one U.S. dollar)

                         Bankruptcy

Obligation:              Reference Obligation Only

4.   INTEREST SHORTFALL

Interest Shortfall
Payment Amount:          In  respect  of an  Interest  Shortfall,  the  relevant
                         Interest  Shortfall Amount;  provided that, if Interest
                         Shortfall Cap is applicable and the Interest  Shortfall
                         Amount exceeds the Interest  Shortfall Cap Amount,  the
                         Interest Shortfall Payment Amount in respect of such Interest Shortfall shall be the Interest Shortfall Cap
                         Amount.

Interest Shortfall Cap:  Not Applicable

Actual Interest Amount:  With respect to any Reference  Obligation Payment Date, payment by or on behalf of a Reference Entity of an amount in respect of interest due under the Reference Obligation (including, without limitation, any deferred interest or defaulted interest but excluding payments in respect of prepayment penalties, yield maintenance provisions or principal, except that the Actual

                         Interest Amount shall include any payment of principal representing capitalized interest) to the holder(s) of the Reference Obligation in respect of the Reference Obligation.

Expected Interest
Amount: With respect to any Reference Obligation Payment Date, the amount of current interest (including capitalized interest) that would accrue during the related Reference Obligation Calculation Period calculated using the Reference Obligation Coupon on the
                         Outstanding Principal Amount of the Reference Obligation and that will be payable on the related Reference Obligation Payment Date assuming for this purpose that sufficient funds are available therefor in accordance with the Underlying Instruments. The Expected Interest Amount shall be determined without regard to (i) unpaid amounts in respect of accrued interest on prior Reference Obligation Payment Dates, or (ii) any prepayment penalties or yield maintenance provisions.

Interest Shortfall:      With respect to any Reference  Obligation Payment Date,
                         either  (a) the  non-payment  of an  Expected  Interest
                         Amount or (b) the payment of an Actual Interest Amount that is less than the Expected Interest Amount.

Interest Shortfall
Amount: With respect to any Reference Obligation Payment Date, an amount equal to the greater of:

                         (a) zero; and

                         (b) the amount equal to:

                             (i) the Expected Interest Amount;

                                 minus

                            (ii) the Actual Interest Amount; and

Interest  Shortfall
Reimbursement:           With respect to any Reference  Obligation Payment Date,
                         the payment by or on behalf of a Reference Entity of an Actual Interest Amount in respect of the Reference
                         Obligation  that is greater than the Expected  Interest
                         Amount which represents  payment of a past due Expected
                         Interest Amount.


Interest Shortfall
Reimbursement Amount:    With respect to any Reference  Obligation  Payment Date
                         the amount of any Interest Shortfall Reimbursement on such day.

Interest Shortfall
Reimbursement Payment
Amount: If Interest Shortfall Cap is not applicable, the relevant Interest Shortfall Reimbursement Amount. If Interest Shortfall Cap is applicable, the amount determined pursuant to the Interest Shortfall Cap Annex.

5.   PRINCIPAL SHORTFALL

Principal Shortfall
Payment Amount:          In  respect  of a  Principal  Shortfall,  the  relevant
                         Principal Shortfall Amount.

Actual Principal Amount: With respect to any Reference  Obligation Payment Date, payment by or on behalf of a Reference Entity of an amount in respect of principal due under the Reference Obligation (including, without limitation, any deferred principal or defaulted principal and the principal component of the purchase price of a Reference Obligation on a Reference Obligation Put Date, but excluding payments in respect of prepayment penalties, yield maintenance provisions or interest, except that the Actual Principal Amount shall exclude any payment of principal representing capitalized interest) to the holder(s) of the Reference Obligation in respect of the Reference Obligation.

Expected Principal
Amount: With respect to any Reference Obligation Payment Date, the amount of current principal that this is due and payable on the related Reference Obligation Payment Date assuming for this purpose that sufficient funds are available therefor in accordance with the Underlying Instruments. For avoidance of doubt, the payment of the principal component of the purchase price of a Reference Obligation on the Reference Obligation Put Date is an Expected Principal Amount. The Expected Principal Amount shall be determined without regard to (i) unpaid amounts in respect of principal due on prior Reference Obligation Payment Dates, or (ii) any prepayment penalties, yield maintenance provisions or unpaid interest, whether capitalized or not.

Principal   Shortfall:   With respect to any Reference  Obligation Payment Date,
                         either (a) the  non-payment  of an  Expected  Principal
                         Amount or (b) the payment of an Actual Principal Amount that is less than the Expected Principal Amount.

Principal Shortfall
Amount: With respect to any Reference Obligation Payment Date, an amount equal to the greater of:

                         (a) zero; and

                         (b) the amount equal to:

                             (i) the Expected Principal Amount;

                                 minus

                            (ii) the Actual Principal  Amount;  and

Principal  Shortfall
Reimbursement:           With respect to any Reference  Obligation Payment Date,
                         the payment by or on behalf of a Reference Entity of an Actual Principal Amount in respect of the Reference
                         Obligation that is greater than the Expected  Principal
                         Amount which represents  payment of a past due Expected
                         Principal Amount.


Principal Shortfall
Reimbursement Amount:    With respect to any Reference  Obligation  Payment Date
                         the amount of any Principal Shortfall Reimbursement on such day.

Principal Shortfall
Reimbursement Payment
Amount:                  The relevant Principal Shortfall Reimbursement Amount.

6.   SETTLEMENT TERMS

Settlement Method:       Physical Settlement

Terms Relating to
Physical Settlement:

Physical Settlement
Period:                  Ten Business Days

Deliverable Obligations: Include Accrued Interest

Deliverable Obligations: Deliverable  Obligation Category:  Reference Obligation
                         Only
Physical Settlement
Amount: An amount equal to the product of the Exercise Amount and the Reference Price.

Escrow:                  Applicable

Non-delivery by Buyer:   If Buyer has delivered a Notice of Physical  Settlement
                         and  Buyer  does not  Deliver  in full the  Deliverable
                         Obligations   specified  in  that  Notice  of  Physical
                         Settlement on or prior to the Physical  Settlement Date
                         then such Notice of Physical Settlement shall be deemed
                         not to have been  delivered  and any  reference in this
                         Confirmation  to  a  previously   delivered  Notice  of
                         Physical   Settlement   shall  exclude  any  Notice  of
                         Physical Settlement that is deemed not to have been delivered. Sections 9.2(c)(ii) (except for the first sentence thereof), 9.4, 9.5, 9.6, 9.9 and 9.10 of the Credit Derivatives Definitions shall not apply.

7.   ADDITIONAL PROVISIONS

     The Calculation  Agent shall be responsible for determining and calculating
     (i) the Fixed Amount payable on each Fixed Rate Payer Payment Date; (ii) the occurrence of a Floating Amount Event and the related Floating Amount and (iii) the occurrence of an Additional Fixed Payment Event and the related Additional Fixed Amount; provided that notwithstanding the above, each of Buyer and Seller shall be entitled to determine and calculate the above amounts to the extent that Buyer or Seller, as applicable, has the right to deliver a notice to the other party demanding payment of such amount. The Calculation Agent or Buyer or Seller, as applicable, shall make such determinations and calculations reasonably and in good faith. The Calculation Agent or Buyer or Seller, as applicable, shall, as soon as practicable after making any of the determinations or calculations specified above, notify the parties or the other party, as applicable, of such determinations and calculations.

8.   OFFICES:

The Office of Seller for this Transaction is:    Charter Mac Origination Trust I
                                                 625 Madison Avenue, Fifth Floor
                                                 New York, NY 10022



The Office of Buyer for this Transaction is:     Centerbrook Financial LLC
                                                 625 Madison Avenue
                                                 4th Floor
                                                 New York, NY 10022

9.   NOTICE AND ACCOUNT DETAILS:

     Telephone, Telex and/or
     Facsimile Numbers and
     Contact Details for Notices:
                                       Buyer:            Robert L. Levy
                                                         Phone:   (212) 317-5712
                                                         Fax:     (212) 751-3550

                                       Seller:           James D. Spound
                                                         Phone:   (212) 521-6371
                                                         Fax:     (212) 751-3550
     Account Details:
     Account Details of Buyer:               Deutsche Bank
                                             ABA #021-001-033
                                             A/C #01-419-647
                                             Attention:  Dennis Gillespie
                                             Re: (Charter Mac Origination Trust)

     Account Details of Seller:              Deutsche Bank
                                             ABA #021-001-033
                                             A/C #01-419-647
                                             Attention:  Dennis Gillespie
                                             Re: (Centerbrook Financial)


10.  ADDITIONAL DEFINITIONS AND AMENDMENTS TO THE CREDIT DERIVATIVES DEFINITIONS

(a) References in Sections 4.1, 8.2, 9.1 and 9.2(a) of the Credit Derivatives Definitions as well as Section 3(a)(iv) of the form of Novation Agreement set forth in Exhibit E to the Credit Derivatives Definitions to the Reference Entity shall be deemed to be references to both the Reference Entity and the Insurer in respect of the Reference Policy, if applicable.

(b) (i) The definition of "Physical Settlement" in Section 8.1 of the Credit Derivatives Definitions shall be amended by (i) deleting the words "Physical Settlement Amount" from the last line of the second paragraph thereof and (ii) inserting in lieu thereof the words "Exercise Amount".

     (ii) The definition of "Physical Settlement Date" in Section 8.4 of the Credit Derivatives Definitions shall be amended by deleting the last sentence thereof.

(c) For the purposes of this Transaction only, the following terms have the meanings given below:

     "Exercise Amount" means, for purposes of the Transaction, an amount to which a Notice of Physical Settlement relates equal to the product of (i) the Outstanding Principal Amount of the Reference Obligation to be Delivered by Buyer to Seller on the applicable Physical Settlement Date; and (ii) the Reference Price, plus any unpaid interest accrued to but not including the Physical Settlement Date.

     "Issuer" means the government or governmental agency or authority that issued a Reference Obligation.

     "Obligor" means the entity or person actually obligated pursuant to the Underlying Instruments to make the payments of the interest on and principal of a Reference Obligation.

     "Outstanding Principal Amount" means, as of any date of determination with respect to the Reference Obligation, the outstanding principal balance of the Reference Obligation as of such date, which shall take into account:

     (i)  all payments of principal;

     (ii) all writedowns or applied losses (however described in the Underlying Instruments) resulting in a reduction in the outstanding principal balance of the Reference Obligation (other than as a result of a scheduled or unscheduled payment of principal);

     (iii) forgiveness of any amount by the holders of the Reference Obligation pursuant to an amendment to the Underlying Instruments resulting in a reduction in the outstanding principal balance of the Reference Obligation;

     (iv) any payments reducing the amount of any reductions described in (ii) and (iii) of this definition; and

     (v) any increase in the outstanding principal balance of the Reference Obligation that reflects a reversal of any prior reductions described in (ii) and (iii) of this definition.

     "Reference Obligation Calculation Period" means, with respect to each Reference Obligation Payment Date, a period corresponding to the interest accrual period relating to such Reference Obligation Payment Date pursuant to the Underlying Instruments.

     "Reference Obligation Coupon" means the periodic interest rate applied in relation to each Reference Obligation Calculation Period on the related Reference Obligation Payment Date, as determined in accordance with the terms of the Underlying Instruments as at the Effective Date, without regard to any subsequent amendment.

     "Reference Obligation Put Date" means the date on which the holder of a Reference Obligation has the right pursuant to the Underlying Instruments to elect to call such Reference Obligation for mandatory redemption at a price equal to par (i.e. 100%) plus accrued interest.

     "Underlying  Instruments"  means  the  indenture,   trust  agreement,  loan
     agreement or other relevant agreement(s) setting forth the terms of the Reference Obligation.

Please confirm your agreement to be bound by the terms of the foregoing by executing a copy of this Confirmation and returning it to us by facsimile.

(BILATERAL FORM)
                                                Yours sincerely,

                                                CHARTER MAC ORIGINATION TRUST I

                                                By: CHARTERMAC CAPITAL LLC



                                                    By: /S/ ROBERT LEVY
                                                        ---------------
                                                    Name: Robert L. Levy
                                                    Title: Senior Vice President



Confirmed as of the date first above written:

CENTERBROOK FINANCIAL LLC

By:      CENTERBROOK HOLDINGS LLC,
         its managing member



         By: /S/ JAMES SPOUND
             ----------------
         Name: James D. Spound
         Title: President

                                     ISDA(R)

              INTERNATIONAL SWAPS AND DERIVATIVES ASSOCIATION, INC.

                              CREDIT SUPPORT ANNEX

                             TO THE SCHEDULE TO THE

                              ISDA MASTER AGREEMENT

                            DATED AS OF JUNE 28, 2006

                                     BETWEEN

CHARTER MAC ORIGINATION TRUST I        AND             CENTERBROOK FINANCIAL LLC
         ("PARTY A")                                          ("PARTY B")

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows: -

PARAGRAPH 1. INTERPRETATION

(a) DEFINITIONS AND INCONSISTENCY. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b)  SECURED  PARTY AND PLEDGOR.  All  references  in this Annex to the "Secured
Party" will be to either party when acting in that capacity and all corresponding references to the "Pledgor" will be to the other party when acting in that capacity; PROVIDED, HOWEVER, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

PARAGRAPH 2. SECURITY INTEREST

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

PARAGRAPH 3. CREDIT SUPPORT OBLIGATIONS

(a) DELIVERY AMOUNT. Subject to Paragraphs 4 and 5, upon demand made by the Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor's Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "DELIVERY AMOUNT" applicable to the Pledgor for any Valuation Date will equal the amount by which:

     (i)  the Credit Support Amount

     exceeds

     (ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b) RETURN AMOUNT. Subject to Paragraphs 4 and 5, upon a demand made by the Pledgor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds Secured Party's Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph
13). Unless otherwise specified in Paragraph 13, the "RETURN AMOUNT" applicable to the Secured Party for any Valuation Date will equal the amount by which:

     (i) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds

     (ii) the Credit Support Amount.

"CREDIT SUPPORT AMOUNT" means, unless otherwise specified in Paragraph 13, for any Valuation Date (i) the Secured Party's Exposure for that Valuation Date plus
(ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor's Threshold; PROVIDED, HOWEVER, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

PARAGRAPH  4.  CONDITIONS   PRECEDENT,   TRANSFER   TIMING,   CALCULATIONS   AND
               SUBSTITUTIONS

(a) CONDITIONS PRECEDENT. Each Transfer obligation of the Pledgor under Paragraphs 3 and 5 and of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

     (i) no Event of Default, Potential Event of Default or Specified Condition has occurred and is continuing with respect to the other party; and

     (ii) no  Early   Termination   Date  for  which  any  unsatisfied   payment
     obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(b) TRANSFER TIMING. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter.

(c) CALCULATIONS. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

(d)  SUBSTITUTIONS.

     (i) Unless otherwise specified in Paragraph 13, upon notice to the Secured Party specifying the items of Posted Credit Support to be exchanged, the Pledgor may, on any Local Business Day, Transfer to the Secured Party substitute Eligible Credit Support (the "Substitute Credit Support"); and

     (ii) subject to Paragraph 4(a), the Secured Party will Transfer to the Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the "Substitution Date"); PROVIDED that the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

PARAGRAPH 5. DISPUTE RESOLUTION

If a party (a "Disputing Party") disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in case of
(I) above or (Y) the date of Transfer in the case of (II) above, (2) subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of
(I) above or (Y) the date of Transfer in the case of (II) above, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

     (i) In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

          (A) utilizing any calculations of Exposure for the Transactions (or Swap Transactions) that the parties have agreed are not in dispute;

          (B) calculating the Exposure for the Transactions (or Swap Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; PROVIDED that if four quotations are not available for a particular Transaction (or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction); and if no quotations are available for a particular Transaction (or Swap Transaction), then the Valuation Agent's original calculations will be used for that Transaction (or Swap Transaction); and

          (C)  utilizing   the   procedures   specified   in  Paragraph  13  for
          calculating the Value, if disputed, of Posted Credit Support.

     (ii) In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer.

PARAGRAPH 6. HOLDING AND USING POSTED COLLATERAL

(a) CARE OF POSTED COLLATERAL. Without limiting the Secured Party's rights under Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property. Except as specified in the preceding sentence, the Secured Party will have no duty with respect to Posted Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining thereto.

(b)  ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS.

     (i) GENERAL. Subject to the satisfaction of any conditions specified in Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a "Custodian") to hold Posted Collateral for the Secured Party. Upon notice by the Secured Party to the Pledgor of the appointment of a Custodian, the Pledgor's obligations to make any Transfer will be discharged by making the Transfer to that Custodian. The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

     (ii) FAILURE TO SATISFY CONDITIONS. If the Secured Party or its Custodian fails to satisfy conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five Local Business Days after the demand, Transfer or cause its Custodian to Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

     (iii) LIABILITY. The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c) USE OF POSTED COLLATERAL. Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3, 4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to:

     (i) sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

     (ii) register any Posted Collateral in the name of the Secured Party, its Custodian or a nominee for either.

For purposes of the obligation to Transfer Eligible Credit Support or Posted Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d)  DISTRIBUTIONS AND INTEREST AMOUNT.

     (i) DISTRIBUTIONS. Subject to Paragraph 4(a), if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Local Business Day any Distributions it receives or is deemed to receive to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

     (ii) INTEREST AMOUNT. Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the Interest Amount to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

PARAGRAPH 7. EVENTS OF DEFAULT

For purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if:

     (i) that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

     (ii) that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or

     (iii) that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

PARAGRAPH 8. CERTAIN RIGHTS AND REMEDIES

(a) SECURED PARTY'S RIGHTS AND REMEDIES. If at any time (1) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

     (i) all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

     (ii) any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any;

     (iii) the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

     (iv) the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the Pledgor with respect to any Obligations in that order as the Secured Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required under applicable law and cannot be waived.

(b) PLEDGOR'S RIGHTS AND REMEDIES. If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then (except in the case of an Early Termination Date relating to less than all Transactions (or Swap Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

     (i) the Pledgor may exercise all rights and remedies available to a Pledgor under applicable law with respect to Posted Collateral held by the Secured Party;

     (ii) the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support, if any;

     (iii) the Secured Party will be obligated immediately to Transfer all Posted Collateral and the Interest Amount to the Pledgor; and

     (iv) to the extent that Posted Collateral or the Interest Amount is not so Transferred pursuant to (iii) above, the Pledgor may:

          (A) Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

          (B) to the extent that the Pledgor does not Set-off under (iv)(A) above, withhold payment of any remaining amounts payable by the Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral held by the Secured Party, until that Posted Collateral is Transferred to the Pledgor.

(c) DEFICIENCIES AND EXCESS PROCEEDS. The Secured Party will Transfer to the Pledgor any proceeds and Posted Credit Support remaining after liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations; the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b).

(d) FINAL RETURNS. When no amounts are or thereafter may become payable by the Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

PARAGRAPH 9. REPRESENTATIONS

Each party represents to the other party (which representation will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

     (i) it has the power to grant a security interest in and lien on any Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien;

     (ii) it is the sole owner of or otherwise has the right to Transfer all Eligible Collateral it Transfers to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2;

     (iii) upon the Transfer of any Eligible Collateral to the Secured Party under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

     (iv) the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.

PARAGRAPH 10. EXPENSES

(a) GENERAL. Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

(b) POSTED CREDIT SUPPORT. The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted Credit support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party's rights under Paragraph 6(c).

(c) LIQUIDATION/APPLICATION OF POSTED CREDIT SUPPORT. All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses Section of this Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

PARAGRAPH 11. MISCELLANEOUS

(a) DEFAULT INTEREST. A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obliged to pay the Pledgor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that the Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of Transfer of that Posted Collateral or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) FURTHER ASSURANCES. Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(c) FURTHER PROTECTION. The Pledgor will promptly give notice to the Secured Party of, and defend against, any suit, action, proceeding or lien that involves Posted Credit Support Transferred by the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit, action, proceeding or lien results from the exercise of the Secured Party's rights under Paragraph 6(c).

(d) GOOD FAITH AND COMMERCIALLY REASONABLE MANNER. Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e) DEMANDS AND NOTICES. All demands and notices given by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f) SPECIFICATIONS OF CERTAIN MATTERS. Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

PARAGRAPH 12. DEFINITIONS

As used in this Annex:--

"CASH" means the lawful currency of the United States of America.

"CREDIT SUPPORT AMOUNT" has the meaning specified in Paragraph 3.

"CUSTODIAN" has the meaning specified in Paragraphs 6(b)(i) and 13.

"DELIVERY AMOUNT" has the meaning specified in Paragraph 3(a).

"DISPUTING PARTY" has the meaning specified in Paragraph 5.

"DISTRIBUTIONS" means, with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect thereto, regardless of whether the Secured Party has disposed of that Posted Collateral under Paragraph 6(c). Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

"ELIGIBLE COLLATERAL" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"ELIGIBLE CREDIT SUPPORT" means Eligible Collateral and Other Eligible Support.

"EXPOSURE" means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; PROVIDED that Market Quotation will be determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"INDEPENDENT AMOUNT" means, with respect to party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"INTEREST AMOUNT" means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted Collateral in the form of Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

     (x)  the amount of Cash on that day; multiplied by

     (y)  the Interest Rate in effect for that day; divided by

     (z)  360.

"INTEREST PERIOD" means the period from (and including) the last Local Business Day on which an Interest Amount was Transferred (or, if no Interest Amount has yet been Transferred, the Local Business Day on which Posted Collateral in the form of Cash was Transferred to or received by the Secured Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be Transferred.

"INTEREST RATE" means the rate specified in Paragraph 13.

"LOCAL BUSINESS DAY," unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (b) thereof will be deemed to include a Transfer under this Annex.

"MINIMUM TRANSFER AMOUNT" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"NOTIFICATION TIME" has the meaning specified in Paragraph 13.

"OBLIGATIONS" means, with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

"OTHER ELIGIBLE SUPPORT" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"OTHER POSTED SUPPORT" means all Other Eligible Support Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

"PLEDGOR" means either party, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

"POSTED COLLATERAL" means all Eligible Collateral, other property, Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the Secured Party under Paragraph 8. Any Interest Amount or portion thereof not Transferred pursuant to Paragraph 6(d)(ii) will constitute Posted Collateral in the form of Cash.

"POSTED CREDIT SUPPORT" means Posted Collateral and Other Posted Support.

"RECALCULATION DATE" means the Valuation Date that gives rise to the dispute under Paragraph 5; PROVIDED, however, that if a subsequent Valuation Date occurs under Paragraph 3 prior to the resolution of the dispute, then the "Recalculation Date" means the most recent Valuation Date under Paragraph 3.

"RESOLUTION TIME" has the meaning specified in Paragraph 13.

"RETURN AMOUNT" has the meaning specified in Paragraph 3(b).

"SECURED PARTY" means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

"SPECIFIED CONDITION" means, with respect to a party, any event specified as such for that party in Paragraph 13.

"SUBSTITUTE CREDIT SUPPORT" has the meaning specified in Paragraph 4(d)(i).

"SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

"THRESHOLD" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"TRANSFER" means, with respect to any Eligible Credit Support, Posted Credit Support or Interest Amount, and in accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

     (i) in the case of Cash, payment or delivery by wire transfer into one or more bank accounts specified by the recipient;

     (ii) in the case of certificated securities that cannot be paid or delivered by book-entry, payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

     (iii) in the case of securities that can be paid or delivered in book-entry, the giving of written instruments to the relevant depository institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with to result in a legally effective transfer of the relevant interest to the recipient; and

     (iv) in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

"VALUATION AGENT" has the meaning specified in Paragraph 13.

"VALUATION DATE" means each date specified in or otherwise determined pursuant to Paragraph 13.

"VALUATION  PERCENTAGE"  means,  for  any  item  of  Eligible  Collateral,   the
percentage specified in Paragraph 13.

"VALUATION TIME" has the meaning specified in Paragraph 13.

"VALUE" means for any Valuation Date or other date for which Value is calculated, and subject to Paragraph 5 in the case of a dispute, with respect to:

     (i)  Eligible Collateral or Posted Collateral that is:

          (A)  Cash, the amount thereof; and

          (B) a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

     (ii) Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

     (iii) Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

CENTERBROOK FINANCIAL LLC,                   CHARTER MAC ORIGINATION TRUST I,
a Delaware limited liability company         a Delaware statutory trust

By: CENTERBROOK HOLDINGS LLC,                By: CHARTERMAC CAPITAL LLC,
    its managing member                          its Manager

    By: /S/ JAMES SPOUND                         By:  /S/ ROBERT LEVY
        ----------------                              ---------------
    Name:  James D. Spound                       Name:  Robert L. Levy
    Title:   President                           Title:    Senior Vice President

                  PARAGRAPH 13 OF THE ISDA CREDIT SUPPORT ANNEX

PARAGRAPH 13. ELECTIONS AND VARIABLES

          (a) SECURITY INTEREST FOR "OBLIGATIONS." The term "OBLIGATIONS" as used in this Annex includes the following additional obligations: Not Applicable.

          (b) Credit Support Obligations.

               (i) Delivery Amount, Return Amount and Credit Support Amount.

                    (A) "DELIVERY AMOUNT": Not applicable.

                    (B) "RETURN AMOUNT": Not applicable.

                    (C)  "CREDIT  SUPPORT  AMOUNT":  means the  bonds  listed on
               Schedule I hereto and any bonds substituted therefor pursuant to Paragraph 13(e).

                    (D) "EXPOSURE": Not applicable

               (ii) ELIGIBLE Collateral: The bonds listed on Schedule I hereto and any Multi-Family Revenue Bonds (as defined in the Operating Agreement of Party B) that satisfy at the time of substitution thereof the applicable Eligibility Criteria (as defined in said Operating Agreement) (collectively, "Bonds") substituted therefor pursuant to Paragraph 13(e) and cash.

               (iii) OTHER ELIGIBLE SUPPORT. "OTHER ELIGIBLE SUPPORT" shall not apply to Party B and Party A.

               (iv) Thresholds: Not applicable.

          (c) Valuation and Timing: Not applicable.

          (d) Conditions Precedent and Secured Party's Rights and Remedies. The following Termination Event(s) will be a "Specified Condition" for Party A and Party B:

              Illegality                          [X]

          (e) Substitution. Notwithstanding any other provision of this Credit Support Annex, Party A may substitute Bonds at any time provided that the requirements of Paragraph 13(m)(iv) shall have been met.

          (f) Dispute Resolution: Not applicable.

          (g) Holding and Using Posted Collateral.

               (i) ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS. Party B and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b).

Custodian: The Custodian is Party B, Deutsche Bank National Trust Company or a bank or trust company located in the State of New York having total assets of at least $10,000,000,000.

               (ii) USE OF POSTED COLLATERAL. The provisions of Paragraph 6(c) will not apply to Party B with respect to Posted Collateral.

          (h) Interest Amount: Not Applicable

               (i) Alternative to Interest Amount. Not Applicable.

          (i) Additional Representation(s). Not Applicable.

          (j) Distributions: Section 6(d)(i) is amended and restated in its entirety as follows: "Subject to Paragraph 4(a), all Distributions shall be deposited into a separate account at the Custodian (the "Collateral Distribution Account") in the name of Party A that will be pledged to Party
     B. Party B will direct the Transfer of Distributions to Party A not later than the Local Business Day following the Floating Rate Payer Amount Date (as defined in Confirmation No. 001) that immediately follows the date on which such Distributions are deposited into the Collateral Distributions Account; provided that, prior to the Transfer of any Distributions, the Minimum Capital Requirement (as defined in the Operating Agreement of Party
     B) is met, after giving effect to any such Transfer, as determined by the Capital Model (as defined in the Operating Agreement of Party B).

          (k) DEMANDS AND NOTICES. All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, unless otherwise specified here:

     Party B:                              Same as Notices Section

     Party A:                              Same as Notices Section

          (l) Addresses for Transfers. To be advised.

          (m) Other Provisions.

               (i) AGREEMENT AS TO SINGLE SECURED PARTY AND PLEDGOR. Party B and Party A agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph (1)(b) or Paragraph 2 or the definitions in Paragraph 12, (A) the term "Secured Party" as used in this Annex means only Party B, (B) the term "Pledgor" as used in this Annex means only Party A, and (C) only Party A makes the pledge and grant in Paragraph 2, the acknowledgment in the final sentence of Paragraph 8(a) and the representations in Paragraph 9. Party B and Party A further agree that, notwithstanding anything to the contrary in the recital to this Annex or Paragraph 7, this Annex will be considered a Credit Support Document only with respect to Party A.

               (ii) The definition of "POSTED COLLATERAL" in this Annex shall also include any and all accounts in which Cash Collateral is held.

               (iii) "INDEPENDENT AMOUNT": Not applicable.

               (iv) Release of Posted Collateral. Notwithstanding any other provision of this Credit Support Annex, Bonds and any other Posted Collateral shall only be released to Party A if the Minimum Capital Requirement (as defined in the Operating Agreement of Party B) is met after given effect to any such release as determined by the Capital Model (as defined in said Operating Agreement). The timing and manner of any such release (including without limitation any notices relating thereto) shall be mutually agreed between Party A and Party B.

               (v) The definition of "Distributions" is amended by deleting the phrase "other than Cash" in line 1 thereof and by deleting the second sentence thereof in its entirety.

     SECTION 2. COUNTERPARTS.

     This Amendment may be signed in any number of counterpart copies, but all such copies shall constitute one and the same instrument.

     SECTION 3. REPRESENTATIONS.

     Each party hereto hereby represents and warrants to the other that this Amendment has been duly authorized and validly executed by it and that the Swap Agreement as hereby amended constitutes a valid obligation enforceable in accordance with its terms.

        [Signature page to Paragraph 13 of the ISDA Credit Support Annex]



         Please confirm your agreement to be bound by the terms of the foregoing by executing the copy of this Credit Support Annex enclosed for that purpose and returning it to us.

                                     Very truly yours,

                                     CHARTER MAC ORIGINATION TRUST I

                                     By:      CHARTERMAC CAPITAL LLC,
                                              its Manager


                                              By: /S/ ROBERT LEVY
                                                  ---------------
                                              Name:  Robert L. Levy
                                              Title: Senior Vice President


                                     CENTERBROOK FINANCIAL LLC, as Secured Party

                                     By:      CENTERBROOK HOLDINGS LLC,
                                              its managing member


                                              By: /S/ JAMES SPOUND
                                                  ----------------
                                              Name:  James D. Spound
                                              Title: President

              ISDA Master Swap Agreement/Centerbrook Financial LLC
                                   SCHEDULE I
                TO PARAGRAPH 13 OF THE ISDA CREDIT SUPPORT ANNEX

     McKinney Housing Finance Corporation Multifamily Housing Revenue Bonds
              (Cedar Creek Village Apartments Project) Series 1986

                Pulaski County, Arkansas Public Facilities Board
                       Multifamily Housing Revenue Bonds
                (Chapel Ridge of Little Rock Project) Series 1999

    Arkansas Development Finance Authority Multifamily Housing Revenue Bonds
                (Chapel Ridge of Texarkana Project) Series 1999G

    Housing Authority of the County of Wake Multifamily Housing Revenue Bonds
                  (Forest Hills Apartments Project) Series 1998

      Mercer County Improvement Authority Multifamily Housing Revenue Bonds
                (Hamilton Garden Apartments Project) Series 1999

             Allen County, Indiana Multifamily Housing Revenue Bonds
               (Inverness Centre Apartments Project) Series 2002A

                Housing Authority of the City of Athens, Georgia
                        Multifamily Housing Revenue Bonds
                    (Oak Hill Apartments Project) Series 2002

      Austin Housing Finance Corporation Multifamily Housing Revenue Bonds
                    (Arbors at Creekside Project) Series 2001

  District of Columbia Housing Finance Agency Multifamily Housing Revenue Bonds
                 (Barnaby Manor Apartments Project) Series 1999

                 The Southeast Texas Housing Finance Corporation
                       Multifamily Housing Revenue Bonds
                       (Bay Colony Apartments) Series 2000

  The Industrial Development Board of the Metropolitan Government of Nashville
        and Davidson County Multifamily Housing Revenue Refunding Bonds
                       (Cedar Pointe Project) Series 1987

             California Statewide Communities Development Authority
                       Multifamily Housing Revenue Bonds
                   (Riviera Apartments Project) Series 1999RR

   Capital Area Housing Finance Corporation Multifamily Housing Revenue Bonds
                   (San Marcos Apartments Project) Series 2000

      Austin Housing Finance Corporation Multifamily Housing Revenue Bonds
                (Southwest Trails Apartments Project) Series 2000

              Housing Finance Authority of Broward County, Florida
                       Multifamily Housing Revenue Bonds
                   (Summerlake Apartments Project) Series 2000

  The Health, Educational and Housing Facilities Board of the County of Sumner,
                  Tennessee Multifamily Housing Revenue Bonds
                     (Chapel Ridge of Gallatin) Series 2004A

    Arkansas Development Finance Authority Multifamily Housing Revenue Bonds
                 (Chapel Ridge of Sherwood Project) Series 2004A

       Delaware State Housing Authority Multifamily Housing Revenue Bonds
                (Little Creek Apartments Development) Series 2005

    Missouri Housing Development Commission Multifamily Housing Revenue Bonds
                   (Chapel Ridge of St. Joseph) 2005 Series II

    Missouri Housing Development Commission Multifamily Housing Revenue Bonds
                     (Chapel Ridge of Union) 2005 Series III

      Housing Authority of Clayton County Multifamily Housing Revenue Bonds
                   (Brookside Apartments Project) Series 2005

                Housing Authority of the City of Augusta, Georgia
                       Multifamily Housing Revenue Bonds
                 (Maxwell House Apartments Project) Series 2005

        City of Poplar Hills, Kentucky Multifamily Housing Revenue Bonds
             (Millwood and Woodsmill Apartments Project) Series 2004

               ABAG Finance Authority for Non Profit Corporations
                       Multifamily Housing Revenue Bonds
                          (Yuba Gardens) 2005 Series A

               ABAG Finance Authority for Non Profit Corporations
                       Multifamily Housing Revenue Bonds
                          (Yuba Gardens) 2005 Series B

    Missouri Housing Development Commission Multifamily Housing Revenue Bonds
            (Chapel Ridge of Blue Springs Apartments) 2005 Series IV